Exhibit 10.24
RIGHT OF FIRST REFUSAL AND
CORPORATE OPPORTUNITIES AGREEMENT
     This Right of First Refusal and Corporate Opportunities Agreement (this “Agreement”) is made as of                     , 2007 by and between Seanergy Maritime Corp., a Marshall Islands corporation (the “Company”) and                      , a                     corporation (“                     ”) in connection with the Company’s proposed initial public offering (the “IPO”) of units of the Company in the United States pursuant to a registration statement on Form F-1 (as amended, the “Registration Statement”), filed by the Company with the Securities and Exchange Commission.
     WHEREAS, the Company and                     share certain officers and directors; and
     WHEREAS, each of the Company and                     may be seeking business opportunities in the shipping industry, and the parties desire to enter into this Agreement to clarify the business opportunities for which each party shall have the right of first refusal.
     NOW, THEREFORE, in consideration of the mutual covenants and agreements as set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Right of First Refusal.
          a. Grant of Right. For the term specified in Section 2 hereof,                     agrees to grant to the Company (i) in its certificate of incorporation or equivalent document or (ii) by action of its board of directors and/or shareholders, as applicable, a right of first refusal to any corporate opportunities belonging to it that concern a Business Combination (as defined herein). Decisions by the Company to release                     to pursue any corporate opportunity concerning a Business Combination will be made by a majority of the Company’s independent directors.
          b. Scope of Right . As used herein, the term “Business Combination” shall mean any acquisition, through a merger, capital stock exchange, asset acquisition, stock purchase or other similar business combination, vessels or one or more operating businesses (each a “Target”) in the shipping industry. Notwithstanding the above, the term “Business Combination” shall not include any vessels or operating businesses with respect to which                     has initiated any contacts or entered into any discussions, formal or informal, or negotiations regarding a company being acquired by                     prior to the consummation of the Company’s IPO.
          c. General. Any directors, officers or employees                     of that shall become aware of a corporate opportunity subject to this Agreement shall provide written notice of the business opportunity to the Company within five (5) business days of its identification of the corporate opportunity.                     further agrees that it will not enter

into any agreement to purchase or invest in a Target until the Company has had a reasonable period of time to determine whether or not to pursue the opportunity.
     2. Term. This Agreement shall become effective upon execution and shall remain in effect for a period expiring upon the earlier of: (i) the consummation by the Company of a business combination or (ii) the Company’s dissolution and liquidation pursuant to its amended and restated articles of incorporation, each in the circumstances and in the manner described in the Registration Statement.
     3. Notices. All notices or communications hereunder shall be in writing, addressed as follows:
To the Company:
Seanergy Maritime Corp.
10, Amfitheas Avenue
175 64 P. Faliro
Athens, Greece
Attention: Board of Directors
with a copy to:
Mitchell Nussbaum
Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154
If to
[contact information]
with a copy to:
[contact  information]
     4. Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.
     5. Severability. If any provision of this Agreement shall be declared to be invalid or unenforceable, in whole or in part, such invalidity or unenforceability shall not affect the remaining provisions hereof, which shall remain in full force and effect.
     6. Amendment. This Agreement may only be amended by a written instrument executed by each of the parties hereto.

     7. Entire Agreement. This Agreement (together with the other agreements and documents being delivered pursuant to or in connection with this Agreement) constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.
     8. Governing Law, Venue, etc.
          a. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to the conflict of laws principles thereof. The parties: (i) agree that any legal suit, action or proceeding arising out of or relating to this agreement and/or the transactions contemplated hereby shall be instituted exclusively in New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waive any objection which such party may have now or hereafter to the venue of any such suit, action or proceeding and (iii) irrevocably and exclusively consent to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding arising out of this Agreement.
          b. The parties further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees service of process upon the Company mailed by certified mail to the Company’s address shall be deemed in every respect effective service of process upon the Company in any such suit, action or proceeding, and service of process upon                      mailed by certified mail to                  addresses shall be deemed in every respect effective service process upon the parties, in any such suit, action or proceeding arising out of this Agreement.
          c. THE PARTIES HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.
     9. Execution in Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto. Delivery of a signed counterpart of this Agreement by fax or email/.pdf transmission shall constitute valid and sufficient delivery thereof.
     10. Waiver, etc. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first specified above.

SEANERGY MARITIME CORP.
By:
Name:
Title:

[OTHER PARTY]
By:
Name:
Title:

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